Investment in Associate	12 Months Ended
Mar. 31, 2021
Investment in Associate [Abstract]
INVESTMENT IN ASSOCIATE

NOTE 7. INVESTMENT IN ASSOCIATE

Details of the Company’s associate as of March 31, 2021 and 2020 are as follows:

Name	Principal Activity	Place of Incorporation and Principal Place of Business	Voting Rights Held as of March 31, 2021	Voting Rights Held as of March 31, 2020
Associate: Stimunity S.A.	Biotechnology	Paris, France	44.0%	36.4%

The abovementioned associate is accounted for using the equity method in these consolidated financial statements.

The following table is a roll-forward of the Company’s investment in Stimunity S.A. as of March 31, 2021 and 2020:

	Years ended March 31,
(In thousands)	2021	2020

Balance, beginning of year	$1,225	$1,207
Additional investment	1,000	–
Share of (loss) income	(490)	18
Balance, end of year	$1,735	$1,225

On February 28, 2018, the Company made an initial investment of €0.5 million ($0.7 million) by subscribing to 3,780 new Class A shares of Stimunity SAS ("Stimunity"), a French simplified joint stock company located and operating in Paris, France, for a 27% equity interest.  One of the three directors on the Board of Directors is represented by the Company. The management of Stimunity is controlled by the two other founding shareholders of Stimunity. Management has evaluated the Company's investment and concluded that the Company has significant influence and therefore its investment in Stimunity is accounted for using the equity method.

The Company also committed to a second investment in the amount of €1.5 million ($1.9 million) (the "Stimunity Commitment") by subscribing to 4,140 new ordinary shares at a price of €363 per share, upon Stimunity successfully completing agreed milestones. On March 25, 2019, the Company made an additional discretionary investment of €0.6 million ($0.7 million) by subscribing to 1,945 ordinary shares at a price of €308.55 per share, increasing its ownership to approximately 37%. No milestones were completed as of March 31, 2020 and 2019.

On June 1, 2020, the Company made an additional $1.0 million investment in Stimunity upon Stimunity's achievement of certain agreed milestones, increasing its equity share in Stimunity to 44% (see Note 20, “Commitments and Contingent Liabilities”).

The Company accounts for its investment in Stimunity under the equity method and accordingly, records its share of Stimunity’s earnings or loss based on its ownership percentage. The Company recorded equity in (loss) income in Stimunity of ($490,000) and $18,000 for the years ended March 31, 2021 and 2020, respectively.

Under the shareholders agreement, Portage has (i) a preferential subscription right to maintain its equity interest in Stimunity in the event of a capital increase from the issuance of new securities by Stimunity, except for issuances of new securities for stock options under a merger plan or for an acquisition, or (ii) the right to vote against any (a) issuances of additional securities that would call for the Company to waive its preferential subscription right, or (b) any dilutive issuance.

The following table illustrates the summarized financial information of the Company's investment in Stimunity S.A:

	As of March 31,
(In millions)	2021	2020
	(Unaudited)	(Unaudited)
Current assets	$1.6	$1.3
Non-current assets	$–	$–

Current liabilities	$0.7	$0.3
Non-current liabilities	$0.1	$.01
Equity	$0.8	$0.9

Company's share in equity – 44.0% and 36.4%	$0.4	$0.3

	Years Ended March 31,
	2021	2020
	(Unaudited)	(Unaudited)
Revenue	$0.1	$0.2
Loss from operations	$(1.5)	$(0.3)
Net loss	$(1.1)	$–